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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)             January 11, 2005
                                                             ----------------



                         Hyundai ABS Funding Corporation
--------------------------------------------------------------------------------
                   as Depositor to the Issuer described herein
               (Exact Name of Registrant as Specified in Charter)

           Delaware                    333-108545                33-0978453
           --------                    ----------                ----------
(State or Other Jurisdiction of       (Commission             (I.R.S. Employer
         Incorporation)               File Number)           Identification No.)


  10550 Talbert Avenue, Fountain Valley, California                92708
  -------------------------------------------------                -----
      (Address of Principal Executive Offices)                   (Zip Code)


  Registrant's telephone number including area code            (714) 594-1579


Former Name or Former Address, if Changed Since Last           Not Applicable
                      Report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.

         Hyundai ABS Funding Corporation (the "Registrant") is hereby filing the servicer report (the "Servicer Report") which Hyundai Motor Finance Company ("HMFC") is required to file pursuant to Section 4.09 of the Sale and Servicing Agreement, dated as of September 1, 2004, among Hyundai Auto Receivables Trust 2004-A (the "Issuer"), the Registrant, HMFC and Citibank, N.A., as indenture trustee. The Servicer Report filed hereby covers the period from December 1, 2004 to December 31, 2004.


Item 9.01. Financial Statements and Exhibits.

        (c)   Exhibits

        Exhibit No.       Exhibit
        -----------       -------
                 20       December 2004 Servicer Report






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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 18, 2005                     HYUNDAI ABS FUNDING CORPORATION


                                             By:    /s/ David A. Hoeller
                                                 ------------------------------
                                             Name:  David A. Hoeller
                                             Title: Vice President & Secretary






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                                  EXHIBIT INDEX

        Exhibit No.       Exhibit
        -----------       -------
                 20       December 2004 Servicer Report






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